UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2011

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	20-8365999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Harrison Street, Suite 315A, Hoboken, New Jersey 07030
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 1-800-689-3939

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Events

On March 15, 2011, we issued a news release announcing that our clinical trial application for ANAVEX 2-73, the company’s lead compound for Alzheimer’s disease, has been approved by the German regulatory health authority, BfArM. The Phase I trial of ANAVEX 2-73, which includes testing in healthy human volunteers, will commence immediately. In this Phase I program Anavex will assess the safety, maximally tolerated dose, pharmacokinetics and pharmacodynamics of ANAVEX 2-73

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	March 15, 2011 news release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Harvey Lalach
Harvey Lalach
President, Chief Operating Officer and Director
Date: March 22, 2011